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                                  Exhibit 31.2

Section 1350

As Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Gary D. Woerz, certify that:

1. I have reviewed this annual report on Form 10-KSB of Larrea BioSciences Corporation;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

4. Larrea BioSciences Corporation's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Larrea BioSciences Corporation and, have:

a. Have caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Larrea BioSciences is made known to us by others within this entity, particularly during the period in which this report is being prepared; and,

b. Evaluated the effectiveness of Larrea BioSciences' disclosure controls and procedures and present in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report, and the date of this report, based on such evaluation.

5. The Registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

    Date: April 7, 2006                  /s/ Gary D. Woerz
                                         --------------------------------------
                                         Gary D. Woerz
                                         Chief Financial Officer and Secretary